UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ADMA BIOLOGICS, INC.

(Name of Registrant as Specified in its Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADMA BIOLOGICS, INC.

65 Commerce Way

Hackensack, New Jersey  07601

Dear Stockholder:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

The purpose of this notice and information statement (the “Information Statement”) is to inform you of the following action taken by the Board of Directors of ADMA Biologics, Inc., a Delaware corporation (the “Company”) and the majority stockholders of the Company, which will become effective on November 19, 2012, more than twenty (20) calendar days after the date this Information Statement was sent to our stockholders:

(1)
on July 17, 2012, the Board of Directors approved and adopted, and recommended that the Company’s stockholders approve and adopt, Amendment No. 3 (the “2007 Plan Amendment”) to the Company’s 2007 Employee Stock Option Plan (the “2007 Plan”), which amendment provides for an increase in the number of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) available for issuance under the 2007 Plan (including in relation to grants previously made) to key employees, or board members of, or consultants to, the Company, or any subsidiary of the Company, from 561,200 shares to 711,200 shares.

On October 22, 2012, stockholders of the Company who collectively own approximately 63 % of the Company’s outstanding Common Stock (collectively, the “Majority Stockholders”) executed a written consent adopting and approving the action with respect to the 2007 Plan Amendment set forth above (the “Action”).

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting stock of the Company who did not sign the written consents at least 20 days prior to the effective date of the Action set forth in the consents.  The Action will become effective on November 19, 2012, more than twenty (20) calendar days after the date this Information Statement was sent to our stockholders.

This notice and Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”).  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the ratification, adoption or approval of the Action.

This Information Statement is being provided to all holders of record of Common Stock as of October 22, 2012.  The date of this Information Statement is October 29, 2012.  This Information Statement was sent on or about October 29, 2012.

Sincerely,

/s/Adam S. Grossman
Adam S. Grossmann

President, Chief Executive Officer and Director
October 29, 2012

ADMA BIOLOGICS, INC.

65 Commerce Way

Hackensack, New Jersey 07601

INFORMATION STATEMENT

INTRODUCTION

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

The purpose of this notice and Information Statement is to inform you of the following action taken by the Board of Directors of the Company and the Majority Stockholders, which will become effective on November 19, 2012, more than twenty (20) calendar days after the date this Information Statement was sent to our stockholders:

(1)
on July 17, 2012, the Board of Directors approved and adopted, and recommended that the Company’s stockholders approve and adopt, the 2007 Plan Amendment, which provides for an increase in the number of shares of Common Stock available for issuance under the 2007 Plan (including in relation to grants previously made) to key employees, or board members of, or consultants to, the Company, or any subsidiary of the Company, from 561,200 shares to 711,200 shares.

As of October 22, 2012, there were 4,622,831 shares of Common Stock issued and outstanding.  Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval.  As of October 22, 2012, the Majority Stockholders held an aggregate of 2,907,141 shares of Common Stock, which represents approximately 63% of the votes entitled to be cast with regard to the Action.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the action with respect to the 2007 Plan Amendment can become effective is 20 calendar days after this Information Statement is sent to our stockholders.  The Board of Directors is not soliciting your proxy or vote in connection with the ratification, adoption or approval of the Action and proxies and votes are not being requested from stockholders.  This Information Statement, which is being provided to holders of record of Common Stock as of October 22, 2012, is being sent to stockholders on or about October 29, 2012.

The Company is distributing this Information Statement to its stockholders in full satisfaction of the notice requirement under Section 228 of the DGCL.  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the ratification, adoption or approval of the Action.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

By order of the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.           Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Action even though your vote is neither required nor requested for the Action to become effective.

Q.           What will I receive if the Action become effective?

A.
Nothing.  The Action will become effective with no further notice or information to the stockholders regarding the Action other than as required in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”).

Q.           When do you expect the Action to become effective?

A.	The Action will become effective 21 calendar days after this Information Statement has been sent to you.

Q.           Why am I not being asked to vote?

A.
The Majority Stockholders have already ratified, approved or adopted the Action pursuant to a written consent in lieu of a meeting.  Such ratification, approval or adoption, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by the Company’s stockholders is required.

Q.           What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.	If you have any questions about the Action, please contact Adam S. Grossman at (201) 478-5552.

VOTE REQUIRED; MANNER OF APPROVAL

Each share of our Common Stock is entitled to one vote.  Under Section 7 of our Bylaws, approval of the Action requires the affirmative vote of the holders of a majority of the votes cast.  In addition, pursuant to Section 228 of the DGCL and Section 8 of our Bylaws, any action that may be taken at any annual or special meeting of the Company’s stockholders can be effected through the written consent of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote on such action were present and voted. Prompt notice of the action taken by written consent must be provided to all other stockholders.

The Company has no class of voting stock outstanding other than the Common Stock.  As noted above, as of October 22, 2012, there were 4,622,831 shares of Common Stock issued and outstanding.  Accordingly, the votes or written consents of stockholders holding at least 2,311,417 shares of the issued and outstanding Common Stock were necessary to implement the Action.

In accordance with the DGCL and our Bylaws, the affirmative written consent to the Action by the Majority Stockholders was received by the Company on October 22, 2012.  The following table lists the shares of Common Stock voted in favor of the Action and the percentage of the Common Stock issued and outstanding represented by such shares:

Stockholder:	Number of Shares Owned and Voted in Favor of the Action	Percentage of Class
AISLING CAPITAL II, L.P.	2,516,855	54.4%
MAGGRO LLC	390,286	8.4%
Total	2,907,141	62.8%

Accordingly, in compliance with the DGCL and our Bylaws, at least a majority of the outstanding shares of Common Stock has approved the Action.  As a result, no vote or proxy is required by the stockholders to approve the adoption of the Action.

EFFECTIVE DATE OF ACTIONS

Under Rule 14c-2 promulgated under the Exchange Act, the Action cannot take effect until 20 days after this Information Statement is first sent or given to the Company’s stockholders.  It is currently anticipated that the Action will take effect on or about November 19, 2012.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the Action or any of the matters described in this Information Statement.

DISTRIBUTION

We will deliver only one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of such security holders sharing an address.  Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at ADMA BIOLOGICS, INC., 65 Commerce Way, Hackensack, New Jersey 07601, or by telephone request at (201) 478-5552.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address or telephone number set forth in the foregoing paragraph.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or, in each case, their negative, or words or expressions of similar meaning.  These forward-looking statements include, but are not limited to, statements concerning the timing, progress and results of the clinical development, regulatory processes, potential clinical trial initiations, potential investigational new product applications, biologics license applications, and commercialization efforts relating to the Company’s product candidate(s).  The forward-looking statements contained in this Information Statement represent the Company’s estimates and assumptions only as of the date of this Information Statement and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this Information Statement as a result of new information, future events or changes in the Company’s expectations, except as required by applicable law or rules.  Forward-looking statements are subject to many risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in Amendment No. 3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2012 and Amendment No. 4 to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 10, 2012, as they may be amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our outstanding Common Stock as of October 22, 2012,  by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(m) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group.  Shares of our Common Stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of the above date are deemed to be beneficially owned and outstanding for purposes of computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.  Except as indicated in the footnotes below, each holder listed below possesses sole voting and investment power with respect to their shares and such holder’s address is c/o ADMA Biologics, Inc, 65 Commerce Way, Hackensack, NJ 07601.  An asterisk (*) denotes less than 1%.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent Beneficially Owned(1)
Aisling Capital II, L.P.(2)	2,516,855	54.44%
Dr. Jerrold B. Grossman(3)	428,227	9.26%
Adam S. Grossman(4)	472,007	10.21%
Steven A. Elms(5)	2,516,855	54.44%
Dov A. Goldstein, M.D.(6)	-	-
Eric I. Richman(7)	7,676	*
Bryant E. Fong (8)	885,417	19.15%
Maggro, LLC(9)	390,286	8.44%
Hariden, LLC(10)	438,919	9.49%
Burrill Capital Fund IV, LP(11)	885,417	19.15%
Ayer Capital (12)	364,585	7.89%
All Directors and Officers as a Group (6 persons)	4,310,182	93.23%
* Less than 1%.

(1) Based on 4,622,831 shares of Common Stock outstanding.

(2) The shares directly held by Aisling Capital II, LP (“Aisling”) are deemed to be beneficially owned by Aisling Capital Partners II, LP (“Aisling GP”), as general partner of Aisling, Aisling Capital Partners II, LLC (“Aisling Partners”), as general partner of Aisling GP, and each of the individual managing members of Aisling Partners.  The individual managing members (collectively, the “Managers”) of Aisling Partners are Dennis Purcell, Dr. Andrew Schiff and Steve Elms.  Aisling GP, Aisling Partners, and the Managers may share voting and dispositive power over the shares owned of record by Aisling.  The address for Aisling GP, Aisling Partners, and the Managers is 888 Seventh Avenue, 30th Floor, New York, NY 10106.  The information in this footnote is based on Aisling’s Schedule 13D filed with the SEC on February 22, 2012.  Amount does not include options to purchase an aggregate of 26,516 shares held by Mr. Elms and Dr. Goldstein for the benefit of Aisling, which do not begin to vest until April 2013.  See footnotes 5 and 6.

(3) 390,286 shares are owned by Maggro, LLC (“Maggro”).  Dr. Grossman is the managing member of Maggro and the Vice-Chairman of ADMA.  See footnote 9.  Amount also includes options to purchase 37,941 shares of common stock, but does not include options to purchase 13,258 shares of common stock, which do not begin to vest until April 2013.

(4) 438,919 shares are owned by Hariden, LLC (“Hariden”).  Mr. Grossman is the managing member of Hariden as well as a director and the President and Chief Executive Officer of ADMA.  See footnote 10.  Amount also includes options to purchase 33,088 shares of common stock, but does not include options to purchase 212,134 shares of common stock, which do not begin to vest until February 2013.

(5) Amount does not include options to purchase 13,258 shares of common stock, which do not begin to vest until April 2013.  Mr. Elms is the Chairman of the Board of ADMA.  As a Managing Member of Aisling Partners, a control person of Aisling (see footnote 2), Mr. Elms may be deemed to be the beneficial owner of shares of common stock owned of record by Aisling.  Mr. Elms disclaims beneficial ownership over the ADMA shares owned of record by Aisling except to the extent of his pecuniary interest therein.  The address for Mr. Elms is 888 Seventh Avenue, 30th Floor, New York, NY 10106.

(6) Amount does not include options to purchase 13,258 shares of common stock, which do not begin to vest until April 2013.  Dr. Goldstein is Aisling’s designee on the board of directors of ADMA.  He is a partner of Aisling.  The address for Dr. Goldstein is 888 Seventh Avenue, 30th Floor, New York, NY 10106.

(7) Amount include options to purchase 5,882 shares of common stock, but does not include options to purchase 26,517 shares of common stock, which do not begin to vest until April 2013.  Mr. Richman is a director of ADMA.

(8) Amount does not include options to purchase 13,258 shares of common stock, which do not begin to vest until April 2013.  Mr. Fong is Burrill’s designee on the board of directors of ADMA.  He is deemed to beneficially own the common stock held by Burrill as described in footnote 11.  The address for Mr. Fong is One Embarcadero Center, Suite 2700, San Francisco, CA 94111.

(9) The managing member of Maggro is Dr. Jerrold B. Grossman, who is therefore deemed to be the beneficial owner of the securities held by Maggro.

(10) The managing member of Hariden is Adam S. Grossman, who is therefore deemed to be the beneficial owner of the securities held by Hariden.

(11) The shares directly held by Burrill Capital Fund IV, L.P. (“Burrill”) are deemed to be beneficially owned by Burrill & Company (BCF IV GP), LLC (“Burrill GP”), and each of the individual managing directors of Burrill GP. The individual managing directors (collectively, the “Managers”) of Burrill GP, who are members of the investment committee of Burrill GP, are G. Steven Burrill, Bryant E. Fong, Victor Hebert, Douglas Lind, David Wetherell and Joshua Zelig. Burrill GP and the Managers may share voting and dispositive power over the shares owned of record  by Burrill.  The address for Burrill GP and the Managers is One Embarcadero Center, Suite 2700, San Francisco, CA 94111.  The information in this footnote is based on Burrill’s Schedule 13D filed with the SEC on February 23, 2012.  See also footnote 8.

(12) The shares are directly held by Ayer Capital Partners Master Fund, L.P. (“Master Fund”)(336,476 shares), Ayer Capital Partners Kestrel Fund, LP (“Kestrel Fund”)(7,463 shares) and Epworth - Ayer Capital (“Epworth”)(20,646 shares).  Master Fund, Kestrel Fund and Epworth are collectively referred to as the “Funds.” The investment advisor for each of the Funds is Ayer Capital Management, LP, of which Jay Venkatesan serves as managing member.  Mr. Venkatesan may therefore be deemed to beneficially own the shares of Common Stock held by the Funds, as he holds or shares voting and dispositive power over such shares.   The address for Ayer Capital Management, LP, Mr. Venkatesan and the Funds is 230 California Street, Suite 600, San Francisco, CA 94111.  The information in this footnote is based on Ayer’s Schedule 13G filed with the SEC on February 22, 2012.

Change of Control

On February 13, 2012, R&R Acquisition VI, Inc., a Delaware corporation (“ParentCo” or the “Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among ParentCo, ADMA Biologics, Inc., a privately-held Delaware corporation (“Former ADMA”), and ADMA Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ParentCo (“Acquisition Sub”).  Upon the closing of the merger transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub was merged with and into Former ADMA, and Former ADMA, as the surviving corporation in the Merger, became a wholly-owned subsidiary of ParentCo.  ParentCo’s corporate name was changed to ADMA Biologics, Inc. and the name of Former ADMA was changed to ADMA Plasma Biologics, Inc.

In connection with the Merger and pursuant to the terms of the Merger Agreement:

-
all of the then issued and outstanding shares of Former ADMA’s common stock, including the common stock issued in a private financing  transaction (as defined below under “2012 Financing”) and including the shares of Former ADMA’s Series A preferred stock, which were converted into common stock immediately prior to and as part of the Merger, were automatically exchanged into 4,601,270 shares of common stock of ParentCo, par value $0.0001 per share (the “Common Stock”) at a 1:1 exchange ratio;

-
all warrants, options and other rights to purchase or acquire shares of Former ADMA’s common stock outstanding immediately prior to the Merger, including placement agent warrants and including the additional options granted to Adam S. Grossman under his new employment agreement, were converted into warrants, options or other rights, as the case may be, to purchase an aggregate of 383,380 shares of Common Stock at the same exercise prices; and

-
2,446,967 of the 2,500,000 shares of Common Stock held by the stockholders of ParentCo immediately prior to the Merger were canceled such that these stockholders now hold 53,033 shares of Common Stock, not including the 87,865 shares issuable upon exercise of the placement agent warrants, held by an affiliate of one of such stockholders.

Immediately prior to the Merger and the transactions described above, (i) 3,386,454 shares of Series A Preferred Stock of Former ADMA were converted into 11,243,748 shares of Former ADMA’s common stock after giving effect to cumulative anti-dilution adjustments and accrued dividends, and 4,835,224 shares of Former ADMA’s Series A Preferred Stock issued in December 2011 upon the conversion of convertible notes were converted into an equal number of shares of Former ADMA’s common stock and (ii) the shares of common stock of Former ADMA were reverse split at a ratio of 1-for-6.8 (the “Reverse Split”).

In connection with, and immediately prior to the closing of the Merger, Former ADMA completed a private placement (the “2012 Financing”) of 1,828,128 shares of Former ADMA’s common stock at a price per share of $9.60 to accredited investors, for gross proceeds to ADMA of $17,550,029 pursuant to a securities purchase agreement.  In lieu of repayment of senior secured promissory notes in the aggregate principal amount of $250,000 (plus $12,740 in accrued interest), the aggregate amount of unpaid principal and interest on the notes was invested by the holders of such notes in the 2012 Financing in exchange for shares of Former ADMA’s common stock.  Burrill, Aisling and the Grossman Group (consisting of Jerrold and Adam Grossman and their affiliated entities) were the lead investors (the “Lead Investors”) in the 2012 Financing.  Each of the Lead Investors is entitled to designate one nominee to the ParentCo board of directors for as long as it owns 50% of the shares of Common Stock that it received in the Merger in exchange for the shares of common stock that it owned immediately following the closing of the 2012 Financing.

Immediately after the closing of, and giving effect to, the Merger, the holders of Former ADMA’s common stock, including the investors in the 2012 Financing, held approximately 97% of the issued and outstanding shares of Common Stock, on a fully-diluted basis, while the stockholders of ParentCo immediately prior to the Merger, including the placement agent in the 2012 Financing (who is an affiliate of one of such stockholders) held approximately 3%.  Accordingly, the Merger represented a change of control.  The names of the persons who acquired such control are shown in the table under “Security Ownership of Certain Beneficial Owners and Management” above.

EXECUTIVE COMPENSATION

The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as Former ADMA’s principal executive officer during our last completed fiscal year; and (ii) each other individual that served as Former ADMA’s executive officer at the conclusion of the fiscal year ended December 31, 2011 and who received in excess of $100,000 in compensation during such fiscal year (collectively, the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Total
Adam S. Grossman	2011	$218,269	$50,000	(3)	$268,269
Director, President and Chief Executive Officer (1)	2010	$243,270	$-		$243,270

Dr. Jerrold B. Grossman	2011	$127,115	$-		$127,115
Vice Chairman (2)	2010	$145,962	$-		$145,962
(1) Served as President and Chief Operating Officer of Former ADMA in 2010 and until October 2011. Has served as President and Chief Executive Officer since October 2011.

(2) Served as Chief Executive Officer of Former ADMA in 2010 and until October 2011 on a part-time basis. Has served as Vice Chairman since October 2011.

(3) Represents a bonus granted in February 2012 in connection with Mr. Grossman’s new employment agreement with respect to service provided in 2011.

Agreements with Executive Officers

President and Chief Executive Officer

As of the date of the consummation of the Merger, ADMA entered into a new employment agreement with its President and Chief Executive Officer, Adam S. Grossman, which has an initial term of three (3) years, with automatic three (3) year renewal periods unless notice is provided 90 days in advance.  The employment agreement provides that Mr. Grossman (i) will initially be paid $350,000 annually beginning on the date on which the Merger closed (the “Effective Date”); (ii) is eligible for an annual cash bonus, the target of which is $100,000, based upon the attainment of certain performance objectives mutually agreed to by the Board of Directors and Mr. Grossman; and (iii) is eligible to participate in the Company’s standard benefits package.  In addition, pursuant to the employment agreement, options to purchase 212,134 shares of common stock at an exercise price of $9.60 were granted to Mr. Grossmann.  All options granted to Mr. Grossman were issued under the Company’s stock option plan and vest over a four year period, with 25% of the options vesting on the Effective Date, and the remaining 75% vesting in equal monthly installments over the following 48 months of continued employment (full vesting on the fourth anniversary of the Effective Date), subject to accelerated vesting (i) upon a “change of control” (as defined in the agreement) of the Company of all options if Mr. Grossman is terminated by the Company or its successor for any reason other than cause or by Mr. Grossman for “good reason” (as defined in the agreement) immediately preceding or within two years thereafter and (ii) of that portion of the options that would have vested over the one year period following the date of termination upon a termination of employment by the Company without cause or by Mr. Grossman for good reason or as a result of death or disability.  Mr. Grossman also received a bonus in connection with his 2011 performance, including in connection with the 2012 Financing and Merger, of $50,000 on the date on which the Merger closed.  ADMA is obligated to reimburse Mr. Grossman for up to $10,000 in legal expenses incurred in connection with the employment agreement.

The employment agreement also provides that Mr. Grossman cannot, directly or indirectly, in any capacity, provide services to any person or entity which competes with the Company, unless he obtains the Company’s prior written consent for a period of 12 months following his termination.

The employment agreement furthermore provides that, in the event (i) that Mr. Grossman is terminated by the Company “without cause” (as such term is defined under the employment agreement), (ii) that Mr. Grossman resigns for “good reason” (as such term is defined under the employment agreement), or (iii) of any termination resulting from a “change of control” (as defined in the agreement) in which the existing employment agreement is not assumed by the successor to the Company, he would be entitled to (A) a severance payment equal to one year base salary payable in 12 monthly, equal installments after termination (lump sum if immediately preceding or within 24 months of a change of control), (B) prior year bonus (if unpaid)  and a pro rata bonus for year of termination (calculated as if 50% of the target had been met for the year of termination) and (C) one year of additional vestings on equity incentives then granted to Mr. Grossman or all remaining vestings if such termination is immediately preceding or within 2 years following a change of control.

Chief Financial Officer

On April 30, 2012, the Board of ADMA appointed Brian Lenz as ADMA's Vice President and Chief Financial Officer, effective May 1, 2012 (the “Start Date”).

On April 30, 2012, in connection with Mr. Lenz’s appointment as the Company’s Vice President and Chief Financial Officer, the Company entered into an employment agreement with Mr. Lenz (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Lenz will serve as the Company’s Vice President and Chief Financial Officer for an initial term of three years, which term will extend automatically for additional three year periods unless appropriate notice is given by one of the parties. Mr. Lenz will receive an annual base salary of $257,500, and will be eligible for annual bonus payments of up to 30% of his base salary, based upon the achievement of certain milestones as established annually by the Company’s Chief Executive Officer and Mr. Lenz and approved by the Compensation Committee.

Pursuant to the Employment Agreement, if a Change in Control (as defined under the Employment Agreement) occurs and the successor to the Company does not assume the Employment Agreement or within 12 months following such Change in Control Mr. Lenz is terminated Without Cause (as defined under the Employment Agreement) or Mr. Lenz resigns for Good Reason (as defined under the Employment Agreement), Mr. Lenz or his estate, as applicable, will receive his base salary, health insurance benefits and any accrued but unpaid benefits for a period of twelve months and all of his unvested stock options shall immediately become fully vested and exercisable from the date of Mr. Lenz’s termination. If the Company terminates Mr. Lenz as a result of his death, Mr. Lenz or his estate, as applicable, will receive his base salary for sixty (60) days. If the Company terminates Mr. Lenz for Cause (as defined under the Employment Agreement), if Mr. Lenz terminates his employment other than for Good Reason, or if Mr. Lenz’s employment terminates by expiration of the term of the Employment Agreement, Mr. Lenz will receive any salary and benefits earned and unpaid to the date of termination. If the Company terminates Mr. Lenz for reasons other than those stated above or Mr. Lenz terminates his employment for Good Reason, Mr. Lenz will receive his salary and benefits for a period of time ending on the date that is six (6) months from the date of termination, except that such health benefits shall cease upon the earlier to occur of the expiration of such six (6) month period or the date upon which Mr. Lenz begins regular, full-time employment with a third party and is eligible to commence health insurance coverage. The Employment Agreement also contains certain noncompete and non-solicitation provisions effective during the period Mr. Lenz receives termination benefits under the Employment Agreement, if any, as well as standard confidentiality provisions.

Additionally, on May 1, 2012, pursuant to the terms of his Employment Agreement, Mr. Lenz was issued an option to purchase 66,292 shares of the Company’s common stock at an exercise price of $9.60 per share, which is equal to the fair market value of one share of the Company’s common stock on the date of grant. Such option will vest in over a four year period as follows: an initial 25% of the stock options will become exercisable on the first anniversary of the Start Date; and the remaining stock options will become exercisable in equal monthly installment of the total remaining number of shares covered by the stock options over the following 36 months on the monthly anniversary of the Start Date.

Chief Scientific/Chief Medical Officer

On July 17, 2012, the Board of ADMA appointed James Mond, M.D., Ph.D. as ADMA’s Chief Scientific Officer/Chief Medical Officer, effective July 18, 2012.

On July 18, 2012, the Company entered into an employment agreement with Dr. Mond (the “Employment Agreement”).  Pursuant to the Employment Agreement, Dr. Mond will serve as the Company’s Executive Vice President and Chief Scientific/Chief Medical Officer for an initial term of three years, which term will extend automatically for additional three year periods unless appropriate notice is given by one of the parties.  Dr. Mond will receive an annual base salary of $260,000, and will be eligible for annual bonus payments of up to 20% of his base salary, based upon the achievement of certain milestones as established annually by the Company’s Chief Executive Officer and Dr. Mond and approved by the Compensation Committee.

Pursuant to the Employment Agreement, if a Change in Control (as defined under the Employment Agreement) occurs and the successor to the Company does not assume the Employment Agreement or within 12 months following such Change in Control, Dr. Mond is terminated Without Cause (as defined under the Employment Agreement) or Dr. Mond resigns for Good Reason (as defined under the Employment Agreement), Dr. Mond or his estate, as applicable, will receive his base salary, health insurance benefits and any accrued but unpaid benefits for a period of twelve months and all of his unvested stock options shall immediately become fully vested and exercisable from the date of Dr. Mond’s termination. If the Company terminates Dr. Mond as a result of his death, his estate will receive his base salary for sixty (60) days. If the Company terminates Dr. Mond for Cause (as defined under the Employment Agreement), if Dr. Mond terminates his employment other than for Good Reason, or if Dr. Mond’s employment terminates by expiration of the term of the Employment Agreement, Dr. Mond will receive any salary and benefits earned and unpaid to the date of termination. If the Company terminates Dr. Mond for reasons other than those stated above or Dr. Mond terminates his employment for Good Reason, Dr. Mond will receive his salary and benefits for a period of time ending on the date that is six (6) months from the date of termination, except that such health benefits shall cease upon the earlier to occur of the expiration of such six (6) month period or the date upon which Dr. Mond begins regular, full-time employment with a third party and is eligible to commence health insurance coverage. The Employment Agreement also contains certain non-compete and non-solicitation provisions effective during the period Dr. Mond receives termination benefits under the Employment Agreement, if any, as well as standard confidentiality provisions.

In connection with his appointment, the Board approved the grant to Dr. Mond of options to purchase 106,067 shares of the Company’s common stock at an exercise price of $9.60 per share, which is equal to the value of the Company’s common stock on the date of grant. The options will vest over a four year period as follows: 25% of the options will become exercisable on July 18, 2013, with the remaining options becoming exercisable in equal monthly installments over the following 36 months. The options are subject to approval by the Company’s stockholders of the 2007 Plan Amendment.

 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option held by each of the named executive officers as of December 31, 2011.

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Adam S. Grossman Director, President and Chief Executive Officer	(2)	24,816	8,272	$3.40	2/11/18
Dr. Jerrold B. Grossman Vice-Chairman	(3)	28,455	9,486	$3.40	2/11/18

(1) Gives effect to the Reverse Split and a 1:1 share exchange in the Merger.

(2) Served as President and Chief Operating Officer of Former ADMA in 2010 and until October 2011.  Has served as President and Chief Executive Officer since October 2011. Amounts reflect a 2/11/08 option grant with respect to 33,088 shares, vesting over four years, subject to accelerated vesting as a result of change of control and termination of employment. Exercise price and number of shares underlying the options have been adjusted to reflect the Reverse Split.

(3) Served as Chief Executive Officer of Former ADMA in 2010 and until October 2011 on a part-time basis.  Has served as Vice- Chairman since October 2011. Amounts reflect a 2/11/08 option grant with respect to 37,941 shares, vesting over four years, subject to accelerated vesting as a result of change of control and termination of employment. Exercise price and number of shares underlying the options have been adjusted to reflect the Reverse Split.

Director Compensation

It has been ADMA’s policy to pay Mr. Richman $2,000 per Board meeting attended.  On February 8, 2008, ADMA granted Mr. Richman options to purchase 2,205 shares at an exercise price of $3.40, which vest over four years.  On January 22, 2009, ADMA granted Mr. Richman options to purchase 3,677 shares at an exercise price of $1.71, which were fully vested on the date of grant.  Exercise price and number of shares underlying the options have been adjusted to reflect the Reverse Split.  On April 4, 2012, ADMA granted Mr. Richman options to purchase 26,517 shares of common stock at an exercise price of $9.60, which vest over four years with 25% vesting on April 4, 2013, the first anniversary of the date of grant, and the remaining 75% vesting pro rata over the next 36 months.

Prior to April 4, 2012, Dr. Grossman, Mr. Grossman, Mr. Elms and Dr. Goldstein had not been paid any compensation for their services on the Board of ADMA.  On April 4, 2012, ADMA granted Dr. Grossman options to purchase 26,517 shares of common stock and each of Mr. Elms, Dr. Goldstein and Mr. Fong options to purchase 13,258 shares of common stock, each at an exercise price of $9.60 and vesting over four years with 25% vesting on April 4, 2013, the first anniversary of the date of grant, and the remaining 75% vesting pro rata over the next 36 months. On July 17, 2012, in connection with his appointment to the Board, Lawrence Guiheen was also granted options to purchase 13,258 shares of common stock pursuant to the same terms (with initial vesting occurring on July 17, 2013, the first anniversary of the date of grant). Our directors have been, and will continue to be, reimbursed for the reasonable out-of-pocket costs incurred by them in connection with travel to and from Board and committee meetings.  Such reimbursements did not amount to $8,000 or more for any one of them in 2010.

ADMA expects to pay its non-executive Vice-Chairman, Dr. Jerrold B. Grossman, annual director fees of $50,000, subject to an additional payment of $25,000 per year at the discretion of the Board.  On June 19, 2012, the Board approved a Board compensation program pursuant to which each director of the Company will be paid a cash retainer equal to $20,000 payable on an annual basis immediately following the date of the Company’s annual meeting; the Chairman of the Board’s Audit Committee will be paid $15,000 (in addition to any amounts payable for service on the Board), payable on an annual basis immediately following the date of the Company’s annual meeting; the Chairman of the Board’s Compensation Committee and the Chairman of the Board’s Governance and Nominations Committee each will be paid $10,000 (in addition to any amounts payable for service on the Board), payable on an annual basis immediately following the date of the Company’s annual meeting; and the grant of stock purchase options to the Board members on an annual basis following the date of the Company’s annual meeting, in an amount determined in good faith by the Board and granted pursuant to the Company’s 2007 Employee Stock Option Plan. On August 7, 2012, the Board amended its compensation program to provide for the disbursement of 50% of annual Board and Committee fees on January 1 and 50% on July 1 of each year, with fees due July 1, 2012 currently payable.

Our sole director prior to the Merger, Mr. Arnold P. Kling, did not receive any compensation from us during the fiscal years ended June 30, 2010 and 2011. Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation – Summary Compensation Table.

ACTION 1 – APPROVAL AND ADOPTION

OF AMENDMENT NO. 3 TO 2007 EMPLOYEE STOCK OPTION PLAN

Our Board has adopted, and the shareholders have approved, Amendment No. 3 to the 2007 Plan, under which key employees, or board members of, or consultants to, the Company, or any subsidiary of the Company, may receive grants of stock options (the “Options”), to increase the maximum number of shares that may be issuable under the 2007 Plan (including in relation to grants previously made) from 561,200 to 711,200. The 2007 Plan was originally adopted by the stockholders of our privately-held predecessor, and was assumed by R&R Acquisition VI, Inc. (now ADMA Biologics, Inc.) in the February 2012 merger. The principal features of the 2007 Plan are summarized below.  Such summary is qualified in its entirety by reference to the full text of the 2007 Plan, as amended, a copy of which is attached as Exhibit A to this Information Statement.

Summary

We believe that our ability to award incentive compensation based on equity in us is critical to our success in remaining competitive and attracting, motivating and retaining key personnel.  The efforts and skill of our key employees and other personnel who provide services to us and/ or our subsidiaries generate much of the growth and success of our business.  By giving our key employees, consultants and directors, and those of our subsidiaries, an opportunity to share in the growth of our equity, we will be aligning their interests with those of our shareholders.  Our key employees, consultants and directors, and those of our subsidiaries, understand that their stake in our Company will have value only if, working together, we create value for our shareholders.  Awards under the 2007 Plan generally vest over a period of 10 years with 25% vesting on the first anniversary of the grant date and the remainder of the options vesting in equal monthly installments over the remaining three years, giving the recipient an additional incentive to provide services over a number of years and build on past performance.  However, individual vesting schedules will be determined at the discretion of our Board.  We believe that, if the 2007 Plan Amendment is approved, the 2007 Plan will continue to help us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our Company.

Number of Shares

Under the 2007 Plan, as amended, 711,200 shares of our common stock will be reserved for issuance under awards, and such shares may be either authorized but unissued or reacquired shares.  Any shares with respect to which an Option has been granted under the 2007 Plan that expires or otherwise terminates without being exercised in full will again be available for awards under the 2007 Plan.

The number of shares reserved for issuance under the 2007 Plan are subject to adjustment to reflect certain potential subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration

The 2007 Plan will be administered by our Board, unless the Board decides to delegate administration of the 2007 Plan to a committee of the Board.  The Board will have full power and authority, subject to the express provisions of the 2007 Plan, to administer the 2007 Plan, and the determinations by Board in carrying out and administering the 2007 Plan and in construing and interpreting the 2007 Plan and any stock option agreement will be final, binding and conclusive upon all persons interested therein.

Eligibility

The selection of the participants in the 2007 Plan will generally be determined by the Board.  Key employees, consultants or board members of the Company, or any subsidiary of the Company, are eligible to be selected to receive awards under the 2007 Plan.

Types of Awards

The 2007 Plan allows for the grant of Options.  Subject to the terms of the 2007 Plan, the Board will determine the terms and conditions of Options.  Each grant of an Option will be evidenced by a Stock Option Agreement.

Options.  The Board may grant either incentive stock options intended to qualify as such under Section 422 of the Code (“Incentive Stock Options”), or options not intended to so qualify (“Non-Qualified Options”).  All Options granted under the 2007 Plan must generally have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date.  No Option granted under the 2007 Plan may have a term longer than ten (10) years.  Each Option granted under the 2007 Plan may be subject to conditions and restrictions, which the Board will specify.  The Option Price may be paid in the form of cash, certified check or bank draft, or, with the consent of the Board, (i) by delivering to the Company shares of Common Stock which the Optionee has owned for at least six months, or (ii) by the withholding by the Company of shares of Common Stock having a fair market value on the date of exercise equal to the Option Price for the shares of Common Stock with respect to which the Optionee has exercised such Option.

Transferability of Options

Options granted under the 2007 Plan are not transferable, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee, unless the Board permits the transfer of an Option to an Optionee’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members.

Amendment; Term and Termination

The Board may alter, amend, suspend or terminate the 2007 Plan in whole or in part at any time and from time to time.  However, no termination or amendment of the 2007 Plan may, without the consent of the Optionee to whom any Option shall previously have been granted, adversely affect the rights of such Optionee in such Option, provided, however, that amendments shall be subject to any approvals, whether regulatory, shareholder or otherwise, which are required by law or any applicable securities exchange.  Unless sooner terminated, the 2007 Plan will terminate on the day of the tenth (10th) anniversary of July 16, 2007.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2007 Plan.  It does not attempt to describe all possible federal or other tax consequences of participation in the 2007 Plan, tax consequences of all of the types of awards which may be granted under the 2007 Plan, or tax consequences based on particular circumstances.  The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options.  An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option.  However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances.  If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss.  We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain.  The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized.  Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied.  In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options.  An optionee will not realize any taxable income upon the grant of a Non-Qualified Option.  At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise.  We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee.  If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Other Considerations

The Code allows publicly-held corporations to deduct compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied.  We intend for compensation arising from grants of awards under the 2007 Plan which are based on performance goals to be deductible by us as performance-based compensation not subject to the $1,000,000 limitation on deductibility.

Awards under the 2007 Plan

Benefits under the 2007 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, and actual Company performance against performance goals established with respect to performance awards, if any.  Consequently, other than the options described below, which have already been granted, it is not possible to determine the benefits that might be received by participants under the 2007 Plan.

As of October 22, 2012, we have previously granted options to purchase 589,937 shares of common stock under the 2007 Plan, to employees and directors, including the following executive officers and directors:

New Plan Benefits

Name and Position	Dollar value ($)	Exercise Price ($)	Number of Units
Adam S. Grossman, President & Chief Executive Officer	56,250	3.40	33,088
	1,441,500	9.60	212,134
Brian Lenz, Vice President & Chief Financial Officer	450,200	9.60	66,292
James Mond, Executive Vice President and Chief Scientific Officer/Chief Medical Officer (1)	729,900	9.60	106,067
Total for Executive Group	2,677,850		417,581
Non-Executive Director Group	798,597	1.70-9.60	149,888
Non-Executive Employee Group	124,121	3.40-9.60	22,468
No options have been exercised.

(1)  This grant was subject to approval by our stockholders of the amendment to the 2007 Plan to which this Information Statement relates.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO THE MATTERS TO BE ACTED UPON

Our executive officer James Mond has a substantial and direct interest in the approval and adoption of the 2007 Plan Amendment in that he is the recipient of an award subject to the approval of the 2007 Plan Amendment.  See “Action 1 - Approval and Adoption of Amendment No. 3 to 2007 Stock Option Plan - Awards under the Plan”.

Other than as described above, to the Company’s knowledge, in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Amendment that is not otherwise shared by the remaining stockholders other than as a result of receiving shares of Common Stock or securities exercisable for shares of Common Stock under the 2007 Plan.

The Action were approved unanimously by the Company’s Board of Directors.  Thus, no member of the Board of Directors opposed the Action.

HOUSEHOLDING

Owners of common stock who share a single address may receive only one copy of this Information Statement, unless the Company has received contrary instructions from one or more of such owners.  This practice, known as “householding,” is designed to reduce printing and mailing costs.  If any owner(s) at such an address wish to discontinue householding and receive a separate copy of the Information Statement, or if owners sharing an address who are currently receiving separate copies wish to receive only one copy, they may contact the Company either by calling (201) 478-5552 or by writing to ADMA Biologics, Inc., Attn: Adam S. Grossman, 65 Commerce Way, Hackensack, New Jersey  07601.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC.  The Company’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document the Company files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C.  20549.  You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors,

/s/ Adam S. Grossman
President, Chief Executive Officer and Director

October 29, 2012

EXHIBIT A

ADMA BIOLOGICS, INC.

2007 EMPLOYEE STOCK OPTION PLAN, AS AMENDED BY AMENDMENT NO. 3

1.           Purpose.  The ADMA Biologics, Inc. 2007 Employee Stock Option Plan (the “Plan”) is intended to provide an incentive to employees of ADMA Biologics, Inc., a Delaware corporation (the “Company”), and its subsidiaries, to remain in the employ of the Company and its subsidiaries and to increase their interest in the success of the Company and its subsidiaries by offering them an opportunity to obtain a proprietary interest in the Company and its future growth through the grant of stock options (the “Options”) to purchase shares of common stock, par value $0.0001 per share of the Company (the “Common Stock”).

2.           Administration of the Plan.

(a)           The Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board shall have full power and authority, subject to the express provisions of the Plan, (i) to select those individuals who shall be granted Options under the Plan (the “Optionees”) from the Eligible Persons (as hereinafter defined), (ii) to make awards of Options in accordance with the Plan, (iii) to determine the number of shares of Common Stock subject to each Option, (iv) to determine the terms and conditions of each Option awarded, including the authority to amend the terms and conditions of an Option award after the granting thereof to an Optionee in a manner that is not prejudicial to the rights of such Optionee, (v) to specify and approve the provisions of the stock option agreement delivered to Optionees in connection with their award of Options (the “Stock Option Agreement”), (vi) to prescribe, amend and rescind rules and procedures relating to the Plan, (vii) to vary the terms of awards of Options to take account of tax, securities laws and other regulatory requirements of foreign jurisdictions, and (viii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

(b)           The Board shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan and any Stock Option Agreement.

(c)           All determinations by the Board in carrying out and administering the Plan and in construing and interpreting the Plan and any Stock Option Agreement shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(d)           No member of the Board shall be liable for anything whatsoever in connection with the administration of the Plan except such person’s own willful misconduct.  Under no circumstances shall any member of the Board be liable for any act or omission of any other member of the Board.  In the performance of its functions with respect to the Plan, the Board shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Board deems necessary, and no member of the Board shall be liable for any action taken or not taken in reliance upon any such advice.

(e)           The Board shall have full power and authority to designate a committee of its members to administer this Plan, subject to the express provisions hereof.

3.           Number of Shares Subject to Options; Type of Options.

(a)           Shares Available for Options.  Subject to adjustment as provided in Section 11 hereof, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan is 711,200.  Such shares may be either authorized but unissued or reacquired shares.  If any Option granted hereunder, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the shares with respect to which such Option has not been exercised may be again available for grants of further Options.

(b)           Type of Options.  Unless otherwise affirmatively determined by the Board, the Options granted under the Plan are not intended to qualify as an incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.  Accordingly, absent a determination by the Board (and provided for in the relevant Stock Option Agreement), each Option granted hereunder shall be a non-qualified stock option.  In the event that any Options granted under the Plan are intended by the Board to qualify as an incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, the Board may impose any and all restrictions necessary so that such Options so qualify, as determined by the Board, including, without limitation, with respect to exercise price, dollar limitations, term and transfer restrictions, and set forth such restrictions in the relevant Stock Option Agreement, notwithstanding anything in the Plan to the contrary.

4.           Eligible Persons.  Options may be granted to any key employee or consultant or Board member (including non-employee Board member; provided that with respect to a Board member, only to the extent that such Board member otherwise receives compensation from the Company in connection with their performances of services to the Company, whether as an employee or consultant or Board member) of the Company or any subsidiary of the Company (the “Eligible Persons”).  The Board shall have the sole authority to select Optionees from among the class of Eligible Persons.

5.           Agreement to Reflect Terms of Grant.  The terms and conditions of each Stock Option Agreement shall be set forth in writing in a form approved by the Board which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.  The Stock Option Agreement shall:  (i) state the date of grant, the name of the Optionee, the number of Options granted pursuant thereto and the number of shares subject to each Option, and the exercise price per share; (ii) set forth the applicable vesting provisions as required by Section 6(a)(ii) hereof; (iii) be signed by the Optionee and a person designated by the Board; and (iv) be delivered to the Optionee.

6.           Terms of Options.

(a)           General.  Options may be granted to any Eligible Person to purchase such number of shares of Common Stock as the Board shall determine in exchange for payment of the Option Price, as hereinafter defined, in accordance with Section 7(b).  Options may not be granted under the Plan after the tenth anniversary of the Effective Date (as hereinafter defined).  Each Option granted under the Plan shall comply with the following terms and conditions:

(i)           Option Price.  The Option Price (the “Option Price”) for an Option shall be determined by the Board at the time of grant.  Notwithstanding the foregoing, the Option Price shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option Agreement.

(ii)           Vesting.  Except as vesting may be accelerated pursuant to the terms of the Plan, Options granted under the Plan shall vest and become exercisable as determined by the Board in its sole discretion; provided, however, that 25% the Options granted on the Effective Date (the “Initial Options”) shall vest and become exercisable on the first anniversary of the Effective Date, with the remainder vesting in equal monthly installments over the following 36 months of such anniversary, but subject to accelerated vesting to the extent provided in any employment agreement between a holder of an Initial Option and the Company; provided further that no additional vesting of Options will occur after an Eligible Person’s death, disability, or cessation of employment with the Company or any subsidiary thereof for any reason or no reason.

(iii)           Duration of Options.  Each Option shall be effective for such term as shall be determined by the Board and set forth in the applicable Stock Option Agreement; provided, however, that the term of any Option granted under the Plan shall not exceed ten years from the date of grant of such Option.

(iv)           Restriction on Transfer.  Each Option granted hereunder shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee; provided, however, that the Board may, subject to such terms and conditions as the Board shall specify, permit the transfer of an Option to an Optionee’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members.

(v)           Additional Restrictions.  Each Option granted hereunder shall be subject to such additional terms and conditions not inconsistent with this Plan which are prescribed by the Board and set forth in the applicable Stock Option Agreement.

(vi)           Agreement to Become Party to and Abide by the Terms of each of the Stockholder Agreements.  The receipt of shares of Common Stock by an Optionee or a Designated Beneficiary (as hereinafter defined) pursuant to the exercise of an Option shall be expressly conditioned upon such Optionee or Designated Beneficiary becoming a party to each of the following agreements:  (i) Investor Agreement entered into among the Company and certain of the stockholders of the Company dated as of July 16, 2007 (the “Investor Rights Agreement”), (ii) Voting Rights Agreement entered into among the Company and certain of the stockholders of the Company dated as of July 16, 2007 and (iii) Right of First Refusal and Co-Sale Agreement entered into among the Company and certain of the stockholders of the Company dated as of July 16, 2007 (each as may be amended from time to time, the “Stockholder Agreements”). All shares of Common Stock acquired by an Optionee or Designated Beneficiary shall be subject to the terms of each of the Stockholder Agreements.

(b)           Termination of Employment.

(i)           Exercise Following Termination of Employment.  Upon termination of an Optionee’s employment with the Company or any subsidiary for any reason, the Optionee (or, in the case of the Optionee’s death, his Designated Beneficiary) may exercise any vested Option, subject to Section 12, at any time until 60 days (180 days upon a termination of employment due to death or Disability (as hereinafter defined)) following the date of such termination of employment (or, if a vested Option may not be exercised on the date of such termination of employment because the conditions to exercise set forth in Section 12 are not satisfied, 60 days (180 days upon a termination of employment due to death or Disability) following the date on which the Company notifies the Optionee that such conditions have been satisfied and that the Option may be exercised), but in no event after the expiration of the Option under the provisions of Section 6(a)(iii) above; provided, however, that the applicable Stock Option Agreement may, subject to Section 6(a)(iii) above, provide for a longer post-termination exercise period. Upon the expiration of such period, any such vested Option not theretofore exercised shall be canceled and null and void.  Upon termination of an Optionee’s employment with the Company for any reason, any unvested Options held by such Optionee shall become immediately cancelled and null and void as of the date of such termination of employment.

(ii)           Certain Definitions.  For purposes of the Plan, “Disability” means an Optionee’s physical or mental incapacity to perform such Optionee’s employment or consulting duties for a total of sixteen consecutive weeks or for an aggregate of more than six months in any fourteen-month period (as determined by a physician who shall be selected by the Company and the decision of whom shall be final and conclusive); provided that in the event an Optionee has an employment agreement with the Company, the term “Disability” will have the definition set forth in such employment agreement (if so defined). For purposes of the Plan, “Designated Beneficiary” means the person or persons last designated as such by the Optionee as the person who shall have the right to exercise such Option after the Optionee’s death on a form filed by him or her with the Board in accordance with such procedures as the Board shall establish.  If no such person is designated, the Designated Beneficiary shall be the estate of the Optionee.  Such Optionee’s unvested Options shall be immediately canceled and become null and void on the date of such termination of employment.  For purposes of the Plan, “Fair Market Value” of Common Stock means the fair market value of shares of Common Stock determined by such methods or procedures as shall be established from time to time by the Board.

7.           Purchase of Common Stock.

(a)           Notice.  Subject to the conditions set forth in Sections 6(a), 7(b) and 12 hereof, an Optionee may exercise all or any portion of a vested Option by giving written notice to the Company.

(b)           Payment and Other Conditions.  Prior to the delivery to the Optionee of any stock certificates evidencing shares of Common Stock pursuant to the exercise of any vested Option, the Optionee shall have (i) paid to the Company the Option Price of all shares of Common Stock purchased pursuant to such exercise of the Option as provided in the applicable Stock Option Agreement and (ii) and delivered to the Company an executed copy of each of the Stockholder Agreements.  The Board may, in its discretion, require the Optionee to pay to the Company an amount equal to the federal, state and local taxes, if any, required to be withheld or paid by the Company as a result of such exercise.  All payments shall be in United States dollars in the form of cash, certified check or bank draft, or, with the consent of the Board, (i) by delivering to the Company shares of Common Stock which the Optionee has owned for at least six months, or (ii) by the withholding by the Company of shares of Common Stock having a fair market value on the date of exercise equal to the Option Price for the shares of Common Stock with respect to which the Optionee has exercised such Option.  For purposes of the preceding sentence, shares of Common Stock shall be valued at fair market value on the date of exercise, the determination of which fair market value shall be made in good faith by the Board and which determination shall be final and binding.

(c)           Issuance of Stock Certificates.  Upon receipt of payment pursuant to Section 7(b) hereof and the satisfaction of such other conditions or agreements as may be set forth in the Plan and applicable Stock Option Agreement, the Company shall deliver to the Optionee a certificate or certificates for the number of shares of Common Stock in respect of which the Option shall have been exercised, with such legends as the Board determines necessary to reflect such restrictions as the Board shall determine are required by applicable law.  The Company will bear all expenses in connection with the preparation, issuance and delivery of the stock certificate.

8.           Restrictions Applicable to Common Stock.  Notwithstanding any other provision of this Plan to the contrary, the Board may, in its discretion, place restrictions on shares of Common Stock acquired pursuant to Options granted hereunder.  Prior to the IPO (as defined in the Investor Rights Agreement), except as otherwise required by law, shares of Common Stock issued upon exercise of Options shall be non-voting.

9.           Construction of the Term “Optionee”.  Whenever the word “Optionee” is used in this Plan under circumstances where the provision should logically be construed to apply to the executors, the administrators, the Designated Beneficiary, or any other person or persons to whom an Option may be transferred by will or by the laws of descent and distribution or by reason of the death of the Optionee, the word “Optionee” shall be deemed to include such person or persons.

10.           No Restriction on Right of Company to Effect Corporate Changes.  The Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; or any merger or consolidation of the Company; or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock; or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise.

11.           Effect of Certain Corporate Changes and Changes in Control.

(a)           Effect of Reorganization.  In the event that (i) a majority of the issued and outstanding equity securities of the Company are acquired by a third party that is not an Affiliate (as hereinafter defined) of the Company or (ii) all or substantially all of the assets of the Company are acquired by a third party that is not an Affiliate of the Company (each a “Reorganization Event”), then, with respect to each individual Optionee, all outstanding Options held by such Optionee, that have not lapsed and become void, shall vest and become immediately exercisable if, within six months of the date on which the Reorganization Event occurs, the Optionee is terminated by the Company without cause or leaves the Company for good reason. The Board may make any other adjustments, or take such other action, as the Board, in its discretion, shall deem appropriate and equitable in connection with such Reorganization Event.  Any action taken by the Board may be made conditional upon the consummation of the applicable Reorganization Event.  The Board shall make appropriate arrangements so that any Options that may survive a Reorganization Event in which the Company is not the surviving person are either assumed by such surviving person or replaced by such surviving person with options of such surviving person, but with equivalent economic terms as the Options (as reasonably determined by the Board).  For purposes of the Plan, “cause” means:  (i) dishonesty, fraud, or any act involving moral turpitude; (ii) willful disobedience or insubordination prejudicial to the Company; (iii) intentional or gross neglect of the performance of duties; (iv) intentional withholding or nondisclosure of material information to the Company; (v) acting for a party whose interests are adverse to the Company; (vi) disclosing information materially prejudicial to the Company; (vii) making derogatory statements concerning the Company; (viii) misappropriation of any corporate opportunity; or (ix) being convicted of a felony (provided that if an Optionee has entered into an employment agreement with the Company, any definition of “cause” therein set forth will govern for purposes of the foregoing, but only with respect to such Optionee). For purposes of the Plan, “good reason” means (i) a material breach by the Company of the terms and provisions of any employment agreement between an Optionee and an employee and (ii) a diminution of an Optionee’s authority, duties or responsibilities (provided that if an Optionee has entered into an employment agreement with the Company, any definition of “good reason” therein set forth will govern for purposes of the foregoing, but only with respect to such Optionee).  For purposes of the Plan, “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person.  For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” or “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise, and “Person” means an individual, a partnership, a joint venture, a corporation, an association, a trust, an estate or other entity or organization, including a government or any department or agency thereof.

(b)           Dilution and Other Adjustments.  In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, the Board shall make any or all of the following adjustments:  (i) equitably adjust the aggregate number of shares of Common Stock (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) equitably adjust the Option Price to be paid for any or all such shares, (iii) equitably adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the Options granted hereunder, and (iv) make any other equitable adjustments, or take such other action, as the Board, in its discretion, shall deem appropriate. Such adjustments shall be conclusive and binding for all purposes.  In the event of a change in the Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

12.           Registration of Shares; Limitations on Exercisability.

(a)           No Option shall be exercisable and no transfer of shares of Common Stock may be made to any Optionee, and any attempt to exercise any Option or to transfer any shares of Common Stock to any Optionee shall be void and of no effect unless and until (i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Option and the shares of Common Stock subject to the Option have been duly qualified under applicable state securities or blue sky laws or (ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Optionee provides an opinion of counsel, satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

(b)           Without limiting the foregoing, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Option under any state or federal law or on any securities exchange, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or the delivery or purchase of shares pursuant to an Option, such an Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

13.           Miscellaneous.

(a)           No Rights to Continued Employment.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

(b)           Tax Withholding.  The Company shall have the right to require any individual entitled to receive shares of Common Stock pursuant to an Option granted hereunder to remit to the Company, prior to the delivery of any certificates representing such shares, any amount sufficient to satisfy any federal, state or local tax withholding requirements.

(c)           Stockholder Rights.  An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until a certificate or certificates representing such shares shall have been issued to such Optionee, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.

14.           Amendment or Termination of the Plan.  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall previously have been granted, adversely affect the rights of such Optionee in such Option; provided further, however, that amendments shall be subject to any approvals, whether regulatory, shareholder or otherwise, which are required by law or any applicable securities exchange.

15.           Set-off.  If at any time an Optionee is indebted to the Company, the Company may in the discretion of the Board (a) withhold from the Optionee (i) following the exercise by the Optionee of an Option, shares of Common Stock issuable to the Optionee having a fair market value on the date of exercise up to the amount of indebtedness to the Company or (ii) following the sale by an Optionee of shares of Common Stock received pursuant to the exercise of an Option, amounts due to such Optionee in connection with the sale of such shares of Common Stock up to the amount of indebtedness to the Company or (b) take any substantially similar action. The Board may establish such rules and procedures as it may deem necessary or advisable in connection with the taking of any action contemplated by this Section 15.

16.           Term of the Plan.  The Plan shall become effective as of July 16, 2007 (the “Effective Date”).  Unless previously terminated pursuant to Section 14 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further grants of Options may be made after such date.

17.           Headings.  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

18.           Governing Law.  The validity of the Plan and the construction and interpretation of the Plan shall be determined in accordance with and governed by the laws of the State of New Jersey.

STOCK INCENTIVE AGREEMENT

ADMA BIOLOGICS, INC.

2007 EMPLOYEE STOCK OPTION PLAN1
________________, 20__

[NAME OF OPTIONEE]

This will confirm the following Agreement made today between you and ADMA Biologics, Inc. (the “Company”) pursuant to the Company’s 2007 Employee Stock Option Plan (the “Plan”).  Attached hereto is a copy of the Plan.

The Company hereby grants you a [non-qualified] option to purchase from the Company up to a total of [___________] shares of common stock of the Company at $ [___________] per share.

Said stock option may be exercised only in accordance with the terms and conditions of the Plan, as supplemented by this Agreement, and not otherwise.  It may be exercised from time to time prior to its termination as follows:  Cumulatively as to [one-quarter of the shares covered hereby on the first anniversary date of this Agreement, with the remainder vesting in equal monthly installments over the following 36 months of such anniversary or as otherwise set forth in an additional attachment hereto].

Nothing herein contained shall obligate the Company or any subsidiary of the Company to continue your employment for any particular period or on any particular basis of compensation.

This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan and each of the Stockholder Agreements (as defined in the Plan), including, without limitation, the provisions respecting the exercise of options upon termination of employment.  Your acceptance of the option granted hereby shall constitute your acknowledgment of, and agreement to, all such terms, conditions, limitations and restrictions.

This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan.  You shall not have any of the rights of a shareholder with respect to any of the shares which are the subject of this Agreement until such shares are actually issued to you.

This stock option shall expire on [date] or possibly sooner, for example, in the event of your death or termination of employment, as provided in the Plan.
_____________
1 If intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, required restrictions to be set forth in this letter.

The number of shares and the exercise price per share are subject to adjustment as provided in the Plan.  You assume all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the stock after the exercise of these incentives in whole or in part.

Very truly yours,

ADMA BIOLOGICS, INC.

By:	/s/
Name:
Title:

ACCEPTED AND AGREED:

By:	/s/
Name: